IRA Ideal!

Defined Asset Funds[SM]

The Select S&P Industrial Portfolio
1998 Series

Take
indexing
to another
level...

[ML logo] Merrill Lynch


Indexing-- it's a strategy to mirror the returns of major indices. Why not take a step beyond?

       The Defined Asset Funds[SM]
            Select S&P Industrial Portfolio can help.

The Portfolio                                      The Selection Process
This Portfolio singles out stocks from             Stocks in the Portfolio are selected
the S&P Industrial Index(*), using a               through a disciplined process:
contrarian approach.  The resulting 15
stock Portfolio seeks a combination of             1. Defining the Universe: We begin
value, capital appreciation potential              with the S&P Industrial Index and
and current dividend income.                       remove any stocks that are a part
Although each Portfolio is a one-year              of the Dow Jones Industrial
investment, we recommend you                       Average* (DJIA).
continue this Strategy for at least three
to five years by rolling over into                 2. Quality Screen: We include only
successor Portfolios, if available.                stocks that are ranked A+ or A by
                                                   Standard & Poor's.

                                                   3. Market Capitalization: We then
                                                   rank the stocks by their market
                                                   capitalization from highest to
                                                   lowest, and eliminate the lowest
                                                   25%.

                                                   4. Highest Dividend Yield: Finally,
                                                   we rank the remaining stocks
                                                   according to dividend yield.  From
                                                   that group, we select the 15 highest-
                                                   yielding stocks for the Portfolio.


Past Performance of Prior Select S&P Industrial Portfolios

Past Performance is no guarantee of future results

Series From Inception Through 6/30/98      Most Recently Completed Portfolio

Inception    Series    Return(1)             Period          Series   Return(1)

1/22/97        A         20.52%         1/22/97 -- 3/13/98      A       31.43%

2/24/97        B         20.98%         2/24/97 -- 4/24/98      B       22.96%

4/21/97        C         29.85%         4/21/97 -- 5/22/98      C       35.59%

6/9/97         D         17.26%


-----------------
     (1) Average annual total return represents price changes plus dividends reinvested, divided by the initial public offering price, and reflects maximum sales charges and expenses. Returns for Series From Inception differ from Most Recently Completed Portfolio because the former figures reflect a reduced sales charge on annual rollovers and different performance periods.

Hypothetical Results

We analyzed the hypothetical returns of $10,000 invested over 25 years in the Strategy (not any Portfolio) as compared to various benchmarks. The Strategy would have underperformed the DJIA in 8, the S&P 500 Index* in 9 and the S&P Industrial Index in 8 of the last 25 years and would have produced a loss in only 3 years.

Defining Your Risks

Before investing, please consider:

o There are risks associated with equity investments. The Portfolio is not appropriate for investors seeking capital preservation. U.S. equity markets have been at historically high levels and no assurance can be given that these levels will continue.

o There can be no assurance that the Portfolio will meet its objective, stock prices will not decrease, dividend rates will be maintained, or that any Portfolio will outperform either index.

o The value of your investment will fluctuate with the prices of underlying stocks. Their yields may be higher because they or their industries are out of favor.

o Generally, dividends and (except to a limited extent on rollovers) any gains will be subject to tax each year.


Hypothetical Past Performance of the Strategy (not any Portfolio)

Growth of $10,000 invested 1/1/73 through 6/30/98

[A mountain chart compares the cumulative annual performance from 1/1/73 through 6/30/98 of the Strategy (ochre), the DJIA (pink), the S&P 500 Index (purple) and the S&P Industrial Index (green). An ochre box in the upper left quadrant indicates the components of the Strategy performance section of the chart ("net of sales charge and expenses"). The horizontal (X) axis compares the cumulative annual performance by year, from 1973 through 6/30/98. The vertical (Y) axis reflects dollar amount value for each index from 1973 ending 6/30/98. The initial value of each investment is $10,000. Throughout the period from 1973 through 6/30/98, increases in each investment build towards the Y axis. At the end of this period, the Y axis, reflects the ending value of the strategy ($459,661), the ending value of the DJIA ($242,620), the ending value of the S&P 500 Index ($241,866) and the ending value of the S&P Industrial Index ($232,888).]

Past performance of the Strategy is no guarantee of future results of any Portfolio. Results represent price changes plus dividends reinvested at year end, and do not reflect deduction of any commissions or taxes. Only Strategy performance reflects the deduction of Portfolio sales charges (2.75% for the first year, 1.75% for each subsequent year) and estimated expenses. Portfolio performance will differ from the Strategy because of commissions, Portfolios are established and liquidated at different times during the year, they normally purchase and sell stocks at prices different from those used in determining Portfolio unit price, Portfolios are not fully invested at all times and stocks may not be weighted equally.

-----------------
     * "Standard & Poor's, "S&P," S&P 500" and the "S&P Industrial Index" are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by Defined Assets Funds. The Portfolio is not sponsored, managed, sold or promoted by Standard & Poor's. The name "Dow Jones Industrial Average" is the property of Dow Jones & Company, Inc.


Select Now!

You can get started with the Select S&P Industrial Portfolio with just $250. Call your financial professional for a free prospectus containing more complete information, including charges and expenses.
Please read it carefully before investing.

Information contained herein is subject to amendment. A registration statement relating to the securities of the next Portfolio has been filed with the Securities and Exchange Commission. The securities of that Portfolio may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This brochure shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state.


                                                                    11584-7/98

[Recycling logo] Printed on Recycled Paper

[Copyright logo] 1998 Merrill Lynch, Pierce, Fenner & Smith Incorporated. Member SIPC.